UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   Form 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934




        Date of Report (Date of earliest event reported) December 6, 2002

                          THE SPORTS CLUB COMPANY, INC.


            Delaware                       1-13290                95-4479735
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

 11100 Santa Monica Boulevard, Suite 300
         Los Angeles, California                                   90025
 (address of principal executive offices)                        (Zip Code)



        Registrant's telephone number, including area code (310) 479-5200


  (Former name or former address, if changed since last report.) Not applicable




                           Index of Exhibits on Page 3

Item 5.  Other Events and Regulation FD Disclosure

     Item 5 of the Registrant's Form 8-K, filed with the Securities and Exchange Commission on December 12, 2002 (the "December 12th Form 8-K"), is hereby amended in its entirety to read as follows:

     On December 6, 2002, The Sports Club Company, Inc. (the "Company") announced that a special meeting of its Board of Directors would be convened on Tuesday, December 10, 2002, to consider the creation of a special committee to analyze various financing and ownership structures. The Company also announced that it had engaged Hankin & Company, a Los Angeles-based investment banking firm, to assist it in raising up to $50,000,000 in private equity to establish separate joint ventures for the development of smaller luxury sports and fitness complexes under The Sports Club/LA brand. These smaller complexes will be located in close proximity to an existing The Sports Club/LA club, or will be an integral part of upscale, mixed use residential/commercial developments. The Company has secured a site in Beverly Hills, California, which will be the first of such "step out" complexes. The Company anticipates that it will operate these complexes under management agreements.

     On December 11, 2002, the Company announced that its Board of Directors had approved the formation of a special committee comprised of its independent directors to explore strategic alternatives, including a possible "going private" transaction in which certain of the Company's principal shareholders may participate.

     All statements in this report other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this report. The forward looking statements speak only as of the date of this report, and the Company expressly disclaims any obligation to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements

                  Not applicable

(b)      Pro Forma Financial Information

                  Not applicable

         (c)  Exhibits

     99.1 Press Release dated December 6, 2002, "The Sports Club Company Announces Board Meeting to Appoint Special Independent Committee"*

     99.2 Press Release dated December 11, 2002, "The Sports Club Appoints Special Board Committee"*

     * Incorporated by reference hereto to the December 12th Form 8-K

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE SPORTS CLUB COMPANY, INC.



                                              By:     /s/ Timothy O'Brien
                                                      Timothy O'Brien
                                                   Chief Financial Officer

                                                   December 13, 2002